UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Treace Medical Concepts, Inc.

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2022 11:59 PM ET TREACE MEDICAL CONCEPTS, NC. 203 FT WADE RD SUITE 150 PONTE VEDRA, FL 32081 D74141-P70376 You invested in TREACE MEDICAL CONCEPTS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 17, 2022. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 17, 2022 11:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/TMCI2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1OT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Lawrence W. Hamilton 02) Deepti Jain 03) James T. Treace For For 2. Proposal to ratify the appointment of Grant Thornton LLP as independent auditor for the year ending December 31, 2022. NOTE: In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D74142-P70376